EXHIBIT 23.8


[GRAPHIC OMITTED]

                       [LETTERHEAD OF DDK & COMPANY LLP]


                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------



We hereby consent to the use in this Registration Statement on Form S-8 of our report dated March 31, 2001, relating to the financial statements of Nurses RX, Inc. for the years ended December 31, 1998 and 1999, and to the reference to our firm under the caption "Experts" in the Prospectus.


                                                        /s/ DDK & Company LLP

New York, New York
November 14, 2001